Exhibit 99.4

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF September 30, 2022

	(A) VIYI	(B) Venus	Pro Forma Adjustments		Pro Forma Balance Sheet
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$20,696,155	$18,238	$48,544,367	(4)	$41,672,093
			(1,269,763)	(5)
			(26,316,904)	(6)
Accounts receivable, net	3,865,059	-	-		3,865,059
Inventories	528,916	-	-		528,916
Prepaid services fees	5,999,763	14,875	-		6,014,638
Other receivables and prepaid expenses	251,078	-	-		251,078
Due from Parent	5,509,109	-	-		5,509,109
Total current assets	36,850,080	33,113	20,957,700		57,840,893

PROPERTY AND EQUIPMENT, NET	176,271	-	-		176,271

OTHER ASSETS
Prepaid expenses and deposits	188,471	222	-		188,693
Deferred merger costs	628,652	-	(628,652)	(5)	-
Cost method investment	169,019	-	-		169,019
Intangible assets, net	3,266,927	-	-		3,266,927
Operating lease right-of-use assets	226,970	-	-		226,970
Goodwill	20,245,543	-	-		20,245,543
Cash and investments held in trust account	-	48,134,908	153,333	(1)	-
			153,333	(2)
			102,793	(3)
			(48,544,367)	(4)	-
Total non-current assets	24,725,582.00	48,135,130	(48,763,560)		24,097,152

Total assets	$61,751,933	$48,168,243	$(27,805,860)		$82,114,316

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$1,359,894	$-	$-		$1,359,894
Deferred revenues	3,149,448	-	-		3,149,448
Other payables and accrued liabilities	760,810	76,058	-		836,868
Promisory note	-	-	153,333	(2)
Due to Parent	-	-	126,751	(9)	280,084
Advance from related party	-	733,421	(733,421)	(9)	-
Banking facility	-	-	-		-
Operating lease liabilities	165,887	-	-		165,887
Notes payable – related party	-	1,379,997	153,333	(1)	-
Taxes payable	86,947	-	-		86,947
Total current liabilities	5,522,986	2,189,476	(1,833,334)		5,879,128

OTHER LIABILITIES
Operating lease liabilities - noncurrent	72,763	-	-		72,763
Deferred underwriting compensation	-	1,150,000	(1,150,000)	(5)	-
Warrant liabilities	-	10,000	-		10,000
Deferred tax liabilities, net	635,260	-	-		635,260
Total other liabilities	708,023	1,160,000	(1,150,000)		718,023

Total liabilities	6,231,009	3,349,476	(2,983,334)		6,597,151

COMMITMENTS AND CONTINGENCIES
Ordinary shares subject to redemption	-	48,134,908	306,666	(1)(2)	-
			102,793	(3)
			(48,544,367)	(6)

SHAREHOLDERS’ EQUITY
Ordinary shares, $0.0001 par value	28,745	1,450	2,106	(6)	43,857
			39,604	(7)
			483	(8)
			(28,745)	(7)
			214	(9)
Additional paid-in capital	26,252,042	-	22,225,357	(6)	46,261,288
			(306,666)	(1)(2)
			(3,420,096)	(7)
			(483)	(8)
			(628,652)	(5)
			2,139,786	(9)
Retained earnings (accumulated deficit)	27,004,295	(3,409,237)	3,409,237	(7)	26,976,178
			(119,763)	(5)
			91,646	(10)
Statutory reserves	1,720,417	-	-		1,720,417
Accumulated other comprehensive loss	190,274	91,646.00	(91,646)	(10)	190,274
Total shareholders’ equity	55,195,773	(3,316,141)	23,312,382		75,192,014

	325,151	-	-		325,151

NONCONTROLLING INTERESTS
Total equity	55,520,924	(3,316,141)	23,312,382		75,517,165

Total liabilities and shareholders’ equity	$61,751,933	$48,168,243	$(27,805,860)		$82,114,316

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

Nine months ended September 30, 2022

(UNAUDITED)

					Pro Forma
	(A)	(B)	Pro Forma		Income
	VIYI	Venus	Adjustments		Statement
OPERATING REVENUES	$64,992,619	$-		$-	$64,992,619

COST OF REVENUES	(50,336,476)			-	(50,336,476)

GROSS PROFIT	14,656,143	-		-	14,656,143

OPERATING EXPENSES
Formation, and operating costs	-	(358,222)			(358,222)
Selling expenses	(484,568)	-		-	(484,568)
General and administrative expenses	(2,655,833)	-		-	(2,655,833)
Research and development expenses	(9,571,894)	-		-	(9,571,894)
Total operating expenses	(12,712,295)	(358,222)		-	(13,070,517)

INCOME (LOSS) FROM OPERATIONS	1,943,848	(358,222)		-	1,585,626

OTHER INCOME (EXPENSES)
Investment loss	(149,892)	-		-	(149,892)
Interest income	151,863	194,110		(194,110) (1)	151,863
Finance expenses, net	(53,373)	-		-	(53,373)
Change fair value of warrant liablities		400,000		-	400,000
Other income, net	266,491	-		-	266,491
Total other expenses, net	215,089	594,110		(194,110)	615,089

INCOME BEFORE INCOME TAXES	2,158,937	235,888		(194,110)	2,200,715

BENEFIT OF (PROVISION FOR) INCOME TAX
Current	(31,103)	-		-	(31,103)
Deferred	168,677	-		-	168,677
Total provision for income tax	137,574	-		-	137,574

NET INCOME (LOSS)	2,296,511	235,888		(194,110)	2,338,289

Less: Net income attributable to non-controlling interests	99,227	-		-	99,227

NET INCOME (LOSS) ATTRIBUTABLE TO THE SHAREHOLDERS	$2,197,284	$235,888		$(194,110)	$2,239,062

NET INCOME	$2,296,511	$235,888		$(194,110)	$2,338,289

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	554,465	-		-	554,465
Change in unrealized gain on available for sale securities	-	91,646		(91,646) (1)	-

COMPREHENSIVE INCOME	2,850,976	327,534		(285,756)	2,892,754

Less: Comprehensive income attributable to noncontrolling interests	99,227	-		-	99,227

COMPREHENSIVE INCOME ATTRIBUTABLE TO THE SHAREHOLDERS BEFORE	2,751,749	327,534		$(285,756)	$2,793,527

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES, SUBJECT TO REDEMPTION
Basic and diluted	300,000,000	4,600,000		(4,600,000) (2)	-

EARNINGS PER SHARE
Basic and diluted	$0.01	$0.13	$		$-

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES TO VENUS SHAREHOLDERS
Basic and diluted	300,000,000	1,450,000		42,406,706 (2)	43,856,706

EARNINGS (LOSS) PER SHARE
Basic and diluted	$0.01	$(0.24)	$		$0.05

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

Year ended December 31, 2021

(AUDITED)

				Pro Forma
	(A)	(B)	Pro Forma	Income
	VIYI	Venus	Adjustments	Statement
OPERATING REVENUES	$83,010,597	$	$-	$83,010,597

COST OF REVENUES	(49,499,997)		-	(49,499,997)

GROSS PROFIT	33,510,600	-	-	33,510,600

OPERATING EXPENSES
Formation, and operating costs	-	(785,096)	(119,763) (2)	(904,859)
Selling expenses	(850,097)	-	-	(850,097)
General and administrative expenses	(5,340,536)	-	-	(5,340,536)
Research and development expenses	(16,788,003)	-	-	(16,788,003)
Goodwill impairement loss	(2,895,014)		-	(2,895,014)
Change in fair value of business acquisition payable	508,163		-	508,163
Total operating expenses	(25,365,487)	(785,096)	(119,763)	(26,270,346)

INCOME (LOSS) FROM OPERATIONS	8,145,113	(785,096)	(119,763)	7,240,254

OTHER INCOME (EXPENSES)
Investment income	197,313	-	-	197,313
Interest income	295,670	2,683	(2,683) (1)	295,670
Finance expenses, net	(280,802)		-	(280,802)
Change fair value of warrant liablities		(30,000)		(30,000)
Other income, net	313,912	-	-	313,912
Total other expenses, net	526,093	(27,317)	(2,683)	496,093

INCOME (LOSS) BEFORE INCOME TAXES	8,671,206	(812,413)	(122,446)	7,736,347

BENEFIT OF (PROVISION FOR) INCOME TAX
Current	(368,832)	-	-	(368,832)
Deferred	283,005	-	-	283,005
Total provision for income tax	(85,827)	-	-	(85,827)

NET INCOME (LOSS)	8,585,379	(812,413)	(122,446)	7,650,520

Less: Net loss attributable to non-controlling interests	(84,392)			(84,392)

NET INCOME (LOSS) ATTRIBUTABLE TO THE SHAREHOLDERS	$8,669,771	$(812,413)	$(122,446)	$7,734,912

NET INCOME (LOSS)	$8,585,379	$(812,413)	$(122,446)	$7,650,520

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(71,369)	-	-	(71,369)

COMPREHENSIVE INCOME (LOSS)	8,514,010	(812,413)	(122,446)	7,579,151

Less: Comprehensive loss attributable to noncontrolling interests	(84,392)	-	-	(84,392)

COMPREHENSIVE INCOME (LOSS)	8,598,402	(812,413)	$(122,446)	$7,663,543

Less: income attributable to ordinary shares subject to redemption				-

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE SHAREHOLDERS BEFORE	8,598,402	(812,413)	(122,446)	7,663,543

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES
Basic and diluted		4,070,685	(4,070,685) (3)	-

EARNINGS (LOSS) PER SHARE
Basic and diluted		$0.08		$-

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES
Basic and diluted		1,415,479	42,441,227 (3)	43,856,706

EARNINGS (LOSS) PER SHARE
Basic and diluted		$(0.81)		$0.18

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

MicroAlgo Inc. (“MicroAlgo” or the “Company”) (f/k/a Venus Acquisition Corporation (“Venus”)), a Cayman Islands exempted company, entered into the Business Combination and Merger Agreement dated September 10, 2021 (as amended on January 24, 2022, August 2, 2022, August 3, 2022 and August 10, 2022, the “Merger Agreement”), by and among Venus, Venus Merger Sub Corporation (“Venus Merger Sub”), a Cayman Islands exempted company incorporated for the purpose of effectuating the Business Combination (as defined herein), and VIYI Algorithm Inc. (“VIYI”), a Cayman Islands exempted company.

On December 9, 2022, in accordance with the Merger Agreement, the closing of the Business Combination (the “Closing”) occurred, pursuant to which Venus issued 39,603,961 ordinary shares to VIYI shareholders. As a result of the consummation of the Business Combination, VIYI is now a wholly-owned subsidiary of the Company, which has changed its name to MicroAlgo Inc.

Prior to the Transaction Close, holders of ordinary shares of Venus had the right to redeem all or a portion of their Venus ordinary shares for a per share price calculated in accordance with Venus’s governing documents. The following unaudited pro forma condensed combined financial is based on the historical financial statements of VIYI and Venus after giving effect to the Transaction and reflected the actual redemption of 2,493,755 Venus ordinary shares.

The unaudited pro forma combined balance sheet as of September 30, 2022 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021 give pro forma effect to the Business Combination as if it had occurred as of January 1, 2021. This information should be read together with VIYI’s and Venus’ respective audited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of VIYI,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Venus” and other financial information included elsewhere in this Current Report.

The unaudited pro forma combined balance sheet as of September 30, 2022 has been prepared using the following:

●	VIYI’s unaudited consolidated balance sheet as of September 30, 2022, as included elsewhere in this Current Report; and

●	Venus’ unaudited consolidated balance sheet as of September 30, 2022, as filed in Form 10-Q on November 23, 2022.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2022 has been prepared using the following:

●	VIYI’ unaudited consolidated statement of income and comprehensive income nine months ended September 30, 2022, as included elsewhere in this Current Report; and

●	Venus’ unaudited consolidated statement of operations for nine months ended September 30, 2022, as filed in Form 10-Q on November 23, 2022..

The unaudited pro forma combined statement of operations for the year ended December 31, 2021 has been prepared using the following:

●	VIYI’s consolidated statements of operations and comprehensive income for the year ended December 31, 2021, as included definitive proxy statement; and

●	Venus’ statement of operations for the year ended December 31, 2021, as included definitive proxy statement.

Description of the Transactions

On June 10, 2021, Venus entered into the Merger Agreement with the Venus Merger Sub, VIYI and WiMi. Pursuant to the terms of the Merger Agreement, the Venus Merger Sub will merge with and into VIYI, with VIYI being the surviving entity and becoming a wholly owned subsidiary of Venus. New Venus refers to Venus after the consummation of the Business Combination The aggregate consideration for the Business Combination is $400,000,000, payable in the form of 39,603,961 newly issued Venus ordinary shares valued at $10.10 per share to VIYI and its shareholders. At the closing of the Business Combination, the issued and outstanding shares in VIYI held by the former VIYI shareholders will be cancelled and ceased to exist, in exchange for the issue of an aggregate of 39,603,961 Venus Ordinary, among which 792,079 New Venus ordinary shares are to be issued and held in escrow to satisfy any indemnification obligations incurred under the Merger Agreement. For more information about the Business Combination, please see the section entitled “Proposals No.1 — The Business Combination Proposal.” A copy of the Merger Agreement is attached to the accompanying proxy statement as Annex A.

Accounting for the Transactions

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, Venus will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of VIYI expecting to have a majority of the voting power of the post-combination company, VIYI senior management comprising substantially all of the senior management of the post-combination company, the relative size of VIYI compared to Venus, and VIYI operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of VIYI issuing shares for the net assets of Venus, accompanied by a recapitalization. The net assets of Venus will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of VIYI.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. VIYI and Venus have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 39,603,961 ordinary shares to be issued to VIYI shareholders.

As a result of the Business Combination and immediately following the closing of the Business Combination, after reflecting the actual redemption of 2,493,755 shares by Venus shareholders, VIYI will own approximately 90.30% of the outstanding Venus ordinary shares, the former shareholders of Venus will own approximately 9.04% of the outstanding Venus ordinary shares, and Ladenburg Thalmann & Co., Inc, lead underwriter of Venus, will own approximately 0.17%, (not giving effect to any shares issuable to them upon the exercise of any Venus warrants) and Joyous JD limited will own 0.49% as of September 30, 2022.

PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2022

(UNAUDITED)

(A)	Derived from the unaudited consolidated balance sheet of VIYI as of September 30, 2022. See VIYI’s consolidated financial statements and the related notes appearing elsewhere in Current report.

(B)	Derived from the unaudited condensed balance sheet of Venus as of September 30, 2022. See Venus’ consolidated financial statements filed in Form 10-Q on November 23, 2022.

(1)	Reflects the issuance of an unsecured promissory note of $153,333 to the Sponsor and pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete the business combination. The amount deposited into trust account increased the redemption value of ordinary shares by $0.033 which was recorded as accretion of carry value to redemption value in additional paid in capital.

(2)	On November 10, 2022, the Company issued an unsecured promissory note, in an amount of $500,000 to Joyous JD Limited, pursuant to which an amount of $153,333 had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination. The amount deposited into trust account increased the redemption value of ordinary shares by $0.033 which was recorded as accretion of carry value to redemption value in additional paid in capital.

(3)	Reflects interest of $102,793 earned on Trust Account from October 1, 2022 to December 9, 2022.

(4)	Reflects the release of cash from marketable securities held in the trust account.

(5)	Reflects VIYI’s total deferred merger costs related to the Business Combination of approximately $0.6 million as deferred transaction costs and subsequently reclassify to additional paid-in capital upon the close of the Business Combination and reflects Venus’ payment of deferred underwriting compensation of approximately $1.2 million and direct, incremental costs of the Business Combination related to the legal, accounting and other professional fees of approximately $0.1 million is reflected as an adjustment to retained earnings.

(6)	Reflects 2,493,755 shares redeemed for cash by Venus shareholders, $26.3 million would be paid out in cash at redemption price of $10.55.

(7)	Reflects the recapitalization of Venus through (a) the contribution of all the share capital in VIYI to Venus, (b) the issuance of 39,603,961 ordinary shares and (c) the elimination of the historical retained earnings of Venus, the accounting acquiree.

(8)	Reflects upon consummation of the Business Combination, 4,825,000 rights converted into 482,500 ordinary shares.

(9)	Reflect the issuance of 214,000 shares to Joyous JD to repay $2.14 million owed to Venus related parties. The remaining balance is reclassified to promissory notes Joyous JD.

(10)	Reflect the reclassification of other comprehensive income from unrealized gain on debt securities to retained earnings.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022
(UNAUDITED)

(A)	Derived from the unaudited consolidated statements of income and comprehensive income of VIYI for the nine months ended September 30, 2022. See VIYI’s financial statements and the related notes appearing elsewhere in this Current Report.

(B)	Derived from the unaudited statement of operations of Venus for the nine months ended September 30, 2022. See Venus’ financial statements filed in Form 10-Q on November 23, 2022.

(1)	Represents an adjustment to eliminate investment income on marketable securities held in trust as of the beginning of the period;

(2)	The calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that Venus’ initial public offering occurred as of January 1, 2021. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net earnings per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combination for the entire period.

Weighted average shares calculation, basic and diluted
Venus public shares	2,106,245
Venus shares converted from rights	482,500
Venus Sponsor shares	1,375,000
Venus shares issued to underwriter	75,000
Venus shares issued in the Business Combination	39,603,961
Venus shares issued to Joyous JD Limited	214,000
Weighted average shares outstanding	43,856,706
Percent of shares owned by VIYI shareholders	90.30%
Percent of shares owned by underwriter	0.17%
Percent of shares owned by Venus	9.04%
Percent of shares owned by Joyous JD limited	0.49%

PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021
(UNAUDITED)

(A)	Derived from the consolidated statements of income and comprehensive income of VIYI for the year ended December 31, 2021. See VIYI’s financial statements and the related notes appearing elsewhere in this proxy statement.

(B)	Derived from the statement of operations of Venus for the year ended December 31, 2021. See Venus’ financial statements and the related notes appearing elsewhere in this proxy statement.

(1)	Represents an adjustment to eliminate investment income on marketable securities held in trust as of the beginning of the period;.

(2)	Reflects the approximately $0.1 million of Venus transaction costs incurred subsequent to September 30, 2022 as if the Business Combination had been consummated on January 1, 2021, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined statement of operations. This is a non-recurring item.

(3)	The calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that Venus’ initial public offering occurred as of January 1, 2021. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net earnings per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combination for the entire period.

Weighted average shares calculation, basic and diluted
Venus public shares	2,106,245
Venus shares converted from rights	482,500
Venus Sponsor shares	1,375,000
Venus shares issued to underwriter	75,000
Venus shares issued in the Business Combination	39,603,961
Venus shares issued to Joyous JD Limited	214,000
Weighted average shares outstanding	43,856,706
Percent of shares owned by VIYI shareholders	90.3%
Percent of shares owned by underwriter	0.17%
Percent of shares owned by Venus	9.04%
Percent of shares owned by Joyous JD limited	0.49%